UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 1, 2011

AETHLON MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-21846 (Commission File Number)	13-3632859 (I.R.S. Employer Identification No.)

8910 University Center Lane, Suite 660 San Diego, California (Address of principal executive offices)	92122 (Zip Code)

Registrant’s telephone number, including area code:  (858) 459-7800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

The Registrant disclosed today, February 1, 2011, that it has published a report entitled “The Evolution of Therapeutic Filtration to Improve Hepatitis-C Virus (HCV) Treatment Outcomes.”  The report is being provided for informational purposes to select members of the medical community and contains information that may be material to the Registrant’s clinical and business programs.  The Registrant has made the report available on its website (www.aethlonmedical.com) and it can be accessed under the knowledge center section of the website.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibit is being furnished pursuant to Item 7.01 above.

Exhibit No.	Description

99.1	The Evolution of Therapeutic Filtration to Improve Hepatitis-C Virus (HCV) Treatment Outcomes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETHLON MEDICAL, INC.
(Registrant)

Date: February 1, 2010	By:	/s/ James B. Frakes
James B. Frakes
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	The Evolution of Therapeutic Filtration to Improve Hepatitis-C Virus (HCV) Treatment Outcomes